EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kevin J. Tierney his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Annual Report on Form 10-K for the year ending December 31, 1998 of UNUM Corporation pursuant to the Securities Exchange Act of 1934 and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms his said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Witness our signatures on the date set forth below:


               Signature                  Title                       Date
               ---------                  -----                       ----

/s/ Gayle O. Averyt                     Director               February 12, 1999
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     Gayle O. Averyt


/s/ Robert E. Dillon, Jr.               Director               February 12, 1999
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     Robert E. Dillon, Jr.


/s/ Gwain H. Gillespie                  Director               February 12, 1999
-----------------------------------
     Gwain H. Gillespie


/s/ Ronald E. Goldsberry                Director               February 12, 1999
-----------------------------------
     Ronald E. Goldsberry


/s/ Donald W. Harward                   Director               February 12, 1999
-----------------------------------
     Donald W. Harward


/s/ George J. Mitchell                  Director               February 12, 1999
-----------------------------------
     George J. Mitchell


 /s/ Cynthia A. Montgomery              Director               February 12, 1999
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      Cynthia A. Montgomery



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               Signature                  Title                       Date
               ---------                  -----                       ----

/s/ James L. Moody, Jr.                 Director               February 12, 1999
-----------------------------------
    James L. Moody, Jr.


/s/ Lawrence R. Pugh                    Director               February 12 1999
-----------------------------------
     Lawrence R. Pugh


/s/ Lois Dickson Rice                   Director               February 12, 1999
-----------------------------------
     Lois Dickson Rice


/s/ John W. Rowe                        Director               February 12, 1999
-----------------------------------
     John W. Rowe